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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Joshua G. James, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Omniture, Inc. on Form 10-Q for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Omniture, Inc.

Date: November 13, 2006                          /S/ JOSHUA G. JAMES
                                      -----------------------------------------
                                                   Joshua G. James
                                          President and Chief Executive Officer
                                             (Principal Executive Officer)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Michael S. Herring, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Omniture, Inc. on Form 10-Q for the quarterly period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Omniture, Inc.

Date: November 13, 2006                  /S/ MICHAEL S. HERRING
                            ---------------------------------------------------
                                            Michael S. Herring
                            Chief Financial Officer and Executive Vice President
                                (Principal Financial and Accounting Officer)

      A signed original of each of the written statements above required by
Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Omniture, Inc. and will be retained by Omniture, Inc. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

      The forgoing certification is being furnished to the U.S. Securities and Exchange Commission as an exhibit to the quarterly report on Form 10-Q for the quarterly period ended September 30, 2006, and it shall not be considered filed as part of such report.